SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

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                                    FORM 8-K


                                 CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                          Date of Report March 30, 2000

                       KINDER MORGAN ENERGY PARTNERS, L.P.
             (Exact name of registrant as specified in its charter)

                           Delaware 1-11234 76-0380342
            (State or other jurisdiction (Commission (I.R.S. Employer
                     of incorporation or File Identification
                          organization) Number) Number)


              1301 McKinney Street, Ste. 3400, Houston, Texas 77010
               (Address of principal executive offices)(zip code)


        Telephone number of registrant, including area code: 713-844-9500

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Item 7.  Financial Statements, Pro Forma Financial Statements and Exhibits

(c)   Exhibits


      23.1  Consent of PriceWaterhouseCoopers LLP

      99.1 Balance Sheet of Kinder Morgan G.P., Inc., as of December 31, 1999.


                                  SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          KINDER MORGAN ENERGY PARTNERS, L.P.
                                          (A Delaware Limited Partnership)
                                          By: KINDER MORGAN G.P., INC.
                                          as General Partner

                                          By: /s/ C. Park Shaper
                                              ------------------------------
                                              C. Park Shaper, Vice President
                                              Treasurer and Chief Financial
                                              Officer







Date:   March 30, 2000



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